EXHIBIT 23.1


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference of our report dated August 7, 2000, as included in this Form 8 K/A, into the Company's previously filed Registration Statement on Form S-8, File No. 33-35247.


                                         /s/ Rubin, Brown, Gornstein & Co., LLP
                                         ---------------------------------------
                                         Rubin, Brown, Gornstein & Co., LLP

St. Louis, Missouri
August 7, 2000